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                               EXHIBIT 2(D)(III)

                             FORM OF EXERCISE FORM
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
Any questions regarding this form or the Offer may be directed to Shareholder
  Communications Corporation, the Information Agent, at (800) 733-8481, extension
350.                                                                                                     [PILGRIM AMERICA LOGO]
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                        PILGRIM AMERICA PRIME RATE TRUST

                        NON-TRANSFERABLE RIGHTS OFFERING


                   SUBSCRIPTION CERTIFICATE AND EXERCISE FORM

    OFFER EXPIRES IF NOT RECEIVED BY THE SUBSCRIPTION AGENT BEFORE 5:00 P.M.


                   EASTERN STANDARD TIME ON NOVEMBER 12, 1996


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Number of Rights Issued:


-------------------------             Shares Available for Primary Subscription:

                                                       -------------------------

Control No.:

------------------------------


As the registered holder of this Subscription Certificate, you are entitled to exercise the Rights granted to you (based on the number of Pilgrim America Prime Rate Trust (the "Trust") Shares that you owned on October 18, 1996) to subscribe for the number of the Shares shown above.


Under the Trust's Primary Subscription, you may purchase one new Share for each five Rights held, at the Estimated Subscription Price of $9.XX and on the terms and conditions set forth in the Trust's prospectus. Under the Over-Subscription Privilege, you may apply for any number of additional Shares, provided you have subscribed for the maximum number of Shares for which you are eligible under the Primary Subscription. The price of the Shares, $9.XX, is an Estimated Subscription Price only. The final price will be determined on November 12, 1996 (the Expiration Date), and could be higher or lower than $9.XX. You will receive a refund or be required to pay an additional amount equal to the difference between $9.XX and the final price.


The following is a sample calculation showing how you can exercise your Rights:



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
A.     PRIMARY SUBSCRIPTION              -------------------------------------------------------   X    $9.XX  =    $------------
                                        (Number of Shares Requested - See Shares Available Listed
                                                                 Above)
B.     OVER-SUBSCRIPTION PRIVILEGE       -------------------------------------------------------   X    $9.XX  =    $------------
                                          (Number of Additional Shares Requested - No Maximum)
C.     TOTAL PURCHASE PRICE              -------------------------------------------------------   X    $9.XX  =    $------------
                                                              (Total A / B)
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 *ESTIMATED PRICE


To exercise your Rights and subscribe for Shares of the Trust, complete the reverse side of this form, enclose your payment for the Shares, and deliver this Exercise Form and payment to the Subscription Agent at one of the addresses shown below by 5:00 p.m., Eastern Standard Time, on November 12, 1996. A postage pre-paid envelope is enclosed.

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
----------------------------------------------------------------------------------   BY EXPRESS MAIL OR OVERNIGHT COURIER:
                                                                                     Pilgrim America Prime Rate Trust
                                                                                     c/o Boston EquiServe
                                                                                     150 Royal 1 Street
                                                                                     Mail Stop #45-02-53
                                                                                     Canton, MA 02021
                                                                                     BY FIRST CLASS MAIL:
                                                                                     Pilgrim America Prime Rate Trust
                                                                                     c/o State Street Bank and Trust Company
                                                                                     P.O. Box 9061
                                                                                     Boston, MA 02205
                                                                                     BY HAND DELIVERY TO NEW YORK DELIVERY
                                                                                     WINDOW:
                                                                                     Pilgrim America Prime Rate Trust
                                                                                     c/o Banc Boston Trust Company
                                                                                     of New York
                                                                                     55 Broadway, 3rd Floor
                                                                                     New York, NY 10006
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                 RIGHTS TO PURCHASE SHARES ARE NON-TRANSFERABLE
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                                 EXERCISE FORM
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 SECTION 1: TO SUBSCRIBE


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
A.     PRIMARY SUBSCRIPTION
       I wish to exercise the following                                        X $9.XX*                =       $ --------------
       number of Rights to purchase Shares    ---------------------            ------
       of the Trust:                          (Shares Requested Cannot
                                              Exceed Shares Available
                                              Listed on the Front of
                                              this Form
B.     OVER-SUBSCRIPTION PRIVILEGE**
       I wish to purchase additional                                           X $9.XX*                =       $ --------------
       Shares, if available, pursuant to      -----------------------          --------
       the Over-Subscription Privilege        (Number of Additional
                                              Shares Requested -- No Maximum)
*  ESTIMATED PRICE. THE ESTIMATED PRICE IS $9.XX. THE FINAL PRICE WILL BE CALCULATED ON NOVEMBER 12, 1996 AND YOU WILL RECEIVE A
   REFUND OR BE REQUIRED TO PAY AN ADDITIONAL AMOUNT EQUAL TO THE DIFFERENCE BETWEEN $9.XX AND THE FINAL PRICE.
** YOU MAY REQUEST TO PURCHASE ANY NUMBER OF ADDITIONAL SHARES, IF AVAILABLE, PURSUANT TO THE OVER-SUBSCRIPTION PRIVILEGE,
   PROVIDED YOU HAVE FULLY EXERCISED ALL THE RIGHTS ISSUED TO YOU.
Amount of Check or Money Order Enclosed:                        Total Purchase Price (A + B) = $ -------------
Make payable to "Pilgrim America Prime Rate Trust"
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 SECTION 2: CERTIFICATION


CERTIFICATION: I acknowledge that I have received the Prospectus for this Offer and I hereby irrevocably subscribe for the number of Shares indicated above on the terms and conditions set forth in the Prospectus. I understand and agree that I will be obligated to pay any additional amounts to the Trust if the price of the Shares, as determined on the Expiration Date, is in excess of the $9.XX Estimated Subscription Price.



    I hereby agree that if I fail to pay the full Subscription Price for the Shares I request, the Trust may exercise any of its remedies, as described in the Prospectus.



Signature of Shareholder(s)

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(Please sign exactly as your account is registered.)

                                ------------------------------------------------


Please provide your daytime telephone number:                         (        )

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CHANGE OF ADDRESS


    If you wish to have your Shares and refund check (if any) delivered to an address other than the address of record listed on the front of this form, you must have your signature guaranteed by a member/broker of the New York Stock Exchange or by a bank or trust company. Please provide the delivery address below and check the box below if this change is permanent.


Delivery Address:

------------------------------------------      Change my address of record  / /

------------------------------------------      to such delivery address

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 SECTION 3: DESIGNATION OF BROKER/DEALER


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
  The following Broker/Dealer is hereby designated as having been instrumental in my exercise of the
  Rights:
  Name of Financial Professional:
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  Name of Brokerage Firm                                  Your Account Number
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